SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549
                            FORM 8-K
                         CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934


  Date of Report(Date of earliest event reported)March 16, 1998
                                                 --------------


                     OXFORD INDUSTRIES, INC.
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     (Exact name of registrant as specified in its charter)



       Georgia                        1-4365         58-0831862
--------------------------------    ----------      ---------------
(State or other jurisdiction of     (Commission     (I.R.S. Employer
incorporation or organization)       File Number)    Identification Number)



       222 Piedmont Avenue, N.E., Atlanta, Georgia  30308
       --------------------------------------------------
            (Address of principal executive offices)
                           (Zip Code)



                         (404) 659-2424
      ----------------------------------------------------
      (Registrant's telephone number, including area code)


                         Not Applicable
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(Former  name, former address and former fiscal year, if  changed since last report.)




















              INFORMATION TO BE INCLUDED IN REPORT
              -------------------------------------

Item 5. Other Events
--------------------

The Registrant issued the following press release on March 16, 1998:

Oxford Industries, Inc.
222 Piedmont Avenue, N.E.
Atlanta, Georgia  30308
                                        FOR IMMEDIATE RELEASE
                                        ----------------------
                                        March 16, 1998
Contact: Ben B. Blount, Jr.
         (404) 653-1433

(Editor: Stock of Oxford Industries, Inc. is traded on the New York Stock Exchange with the symbol OXM.)

           OXFORD INDUSTRIES ANNOUNCES EXPIRATION OF
         POLO RALPH LAUREN BOYS LICENSES ON MAY 31, 1999
         ----------------------------------------------

ATLANTA, GA. -- Oxford Industries, Inc., the Atlanta-based apparel marketing and manufacturing company, today announced that its Polo/Ralph Lauren for Boys licenses which expire May 31, 1999 will not be renewed due to Polo/Ralph Lauren, L.P.'s strategic consolidation of all children's apparel licenses.

Oxford will continue shipments through the Summer 1999 season.
S. Schwab & Company, the consolidating licensee, will market and ship the Fall 1999 season. A seamless transition of the business is anticipated. Some assets of the business will be sold by Oxford to Schwab.

The transition coincides with the beginning of Oxford's fiscal year 2000. No impact on sales or earnings is expected in Oxford's fiscal years 1998 or 1999. The Polo/Ralph Lauren business accounts for approximately 10% of Oxford's sales and 10% of operating profits.

J. Hicks Lanier, Oxford's Chairman and Chief Executive Officer, stated, This has been a successful licensed business
with us for 19 years.   We are disappointed in Polo's
decision, but understand the potential benefits of a license consolidation. Fortunately, the timing of the decision provides us the opportunity to redeploy our resources in existing and new ventures before our fiscal 2000. Despite this situation, we continue to be committed to our strategy of acquiring licenses from successful designers.

Oxford's sales were $728,748,000 in its latest reported 12 months.



Safe Harbor Statement. This press release contains certain forward-looking statements with respect to anticipated future results which are subject to risks and uncertainties that could cause actual results to differ materially from anticipated results. These risks and uncertainties include, but are not limited to, general economic and apparel business conditions, continued retailer and consumer acceptance of company products, and global manufacturing costs.




                           SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                OXFORD INDUSTRIES, INC.
                                -----------------------
                                     (Registrant)








                                /s/Ben B. Blount, Jr.
                                --------------------------
Date: March 16, 1998               Ben B. Blount, Jr.
      ---------------           Chief Financial Officer